GREAT-WEST FUNDS, INC.

Great-West Multi-Manager Large Cap Growth Fund

Institutional Class Ticker: MXGSX

Investor Class (formerly Initial Class) Ticker: MXLGX

(the “Fund”)

Supplement dated July 3, 2017 to the Prospectus and Summary Prospectus for the

Fund, each dated May 1, 2017 and the Statement of Additional Information

for Great-West Funds, Inc., dated May 1, 2017

Pioneer Investment Management, Inc. (“Pioneer”) currently serves as a Sub-Adviser to the Fund. On July 3, 2017 (the “Effective Date”), Pioneer was acquired by Amundi S.A. (“Amundi”) (the “Transaction”) and became Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”).

The Transaction and the resulting change in control of Pioneer constitutes an assignment of the Sub-Advisory Agreement among Great-West Funds, Inc. (“Great-West Funds”) on behalf of the Fund, Great-West Capital Management, LLC (“GWCM”), and Pioneer with respect to the Fund (the “Prior Sub-Advisory Agreement”). In accordance with the Investment Company Act of 1940, as amended, and pursuant to the terms of the Prior Sub-Advisory Agreement, the Prior Sub-Advisory Agreement terminates upon its assignment. Pursuant to the terms of an exemptive order granted by the U.S. Securities and Exchange Commission, Great-West Funds and GWCM are permitted, under certain conditions and subject to approval by the Great-West Funds Board of Directors (“Board”), to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval.

At an in-person meeting held on June 15, 2017, the Board approved a new Sub-Advisory Agreement among Great-West Funds on behalf of the Fund, GWCM, and Amundi Pioneer with respect to the Fund (the “New Sub-Advisory Agreement”), which became effective on the Effective Date. Amundi Pioneer does not anticipate any change to the portfolio management team and the level and scope of services to be rendered by Amundi Pioneer under the New Sub-Advisory Agreement will remain the same.

As of the Effective Date of the Transaction, the following changes are made to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”):

All references to “Pioneer Investment Management, Inc.” and “Pioneer” are hereby deleted and replaced with “Amundi Pioneer Asset Management, Inc.” and “Amundi Pioneer” respectively.

In the section entitled “Management and Organization - Sub-Advisers,” on page 8 of the Prospectus, the fifth paragraph is hereby deleted in its entirety and replaced with the following:

“Amundi Pioneer Asset Management, Inc. (Amundi Pioneer) is an indirect, wholly owned subsidiary of Amundi S.A. (“Amundi”), one of the largest asset managers worldwide. Amundi Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2017, Amundi’s assets under management were approximately €1.1 trillion worldwide. As of March 31, 2017, Amundi Pioneer had over $71 billion in assets under management. Amundi Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109. The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.”

Under the “Pioneer Investment Management, Inc.” section on page 65 of the SAI, the first paragraph is hereby deleted in its entirety and replaced with the following:

“Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”) serves as a Sub-Adviser to the Great-West Multi-Manager Large Cap Growth Fund pursuant to a Sub-Advisory Agreement dated July 3, 2017. Amundi Pioneer, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 60 State Street, Boston, Massachusetts 02109. Amundi Pioneer is an indirect, wholly owned subsidiary of Amundi S.A., one of the largest asset managers worldwide. Amundi Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients.”

Terms used herein but not defined shall have the meaning ascribed to them by the Prospectus, Summary Prospectus, or SAI.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2017, and the current Statement of Additional Information for Great-West Funds, Inc., dated May 1, 2017.

Please keep this Supplement for future reference.